Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,777,075.84
Previously Paid Amount	0.00
Total Fee Amount	1,902.61
Total Offset Amount	0.00
Net Fee	$ 1,902.61